Exhibit 99.1

Bitmine Immersion Technologies (BMNR) Announces ETH Holdings Reach 5.8 Million Tokens, and Total Crypto and Total Cash Holdings of $11.3 Billion

Bitmine owns 4.8% of the total ETH coin supply of 120.7 million

Bitmine is 96% of the way to the ‘Alchemy of 5%’ in just 13 months

In July, ETH outperformed Nasdaq 100 by 2,500 basis points, the largest since July 2025, reflective of the strengthening fundamentals of crypto

Bitmine repurchased 4.5 million common stock in the past week, authorized under the previously announced $4 billion share repurchase program

Bitmine was added to the Russell 1000 Large-cap index on June 26, 2026

Bitmine’s Series A Preferred Stock is trading on the NYSE under the symbol BMNP

Bitmine has 4,917,189 staked ETH, representing $9.2 billion at $1,880 per ETH. MAVAN (Made in America VAlidator Network) is a premier Ethereum staking destination for BMNR and institutional investors

Bitmine owns $61 million of Eightco (NASDAQ: ORBS), now one of the only publicly listed equities in the world to provide investors indirect exposure to OpenAI

Bitmine Crypto + Total Cash Holdings & Marketable Securities + “Moonshots” total $11.3 billion, including 5.8 million ETH tokens, total cash & marketable securities of $173 million, and other crypto holdings

Bitmine remains supported by a premier group of institutional investors including ARK’s Cathie Wood, MOZAYYX, Founders Fund, Bill Miller III, Pantera, Kraken, DCG, Galaxy Digital and personal investor Thomas “Tom” Lee to support Bitmine’s goal of acquiring 5% of ETH

NORWALK, CT, August 3, 2026 /PRNewswire/ — (NYSE: BMNR) Bitmine Immersion Technologies, Inc. (“Bitmine” or the “Company”) a Bitcoin and Ethereum Network company with a focus on the accumulation of crypto for long term investment, today announced Bitmine crypto + total cash & marketable securities + “moonshots” holdings totaling $11.3 billion.

As of August 2, 2026 at 4:00pm ET, the Company’s crypto holdings are comprised of 5,797,813 ETH at $1,880 per ETH (per Coinbase NASDAQ: COIN), 209 Bitcoin (BTC), $180 million stake in Beast Industries, $61 million stake in Eightco Holdings (NASDAQ: ORBS) (“moonshots”) and total cash & marketable securities of $173 million. Bitmine’s ETH holdings are 4.8% of the ETH supply (of 120.7 million ETH).

“In July, ETH outperformed the Nasdaq 100 by 2,500bp (or 25 percentage points). This is the largest outperformance since July 2025, and we believe it is reflective of the strengthening fundamentals of crypto. Last July (2025), ETH rose from $2,375 to $4,057 by the end of August,” stated Thomas “Tom” Lee, Chairman of Bitmine.

“Since Bitmine pivoted to an Ethereum Treasury strategy on June 30 of last year, sizable outperformance of ETH vs QQQ (monthly) has typically been followed by Bitmine’s shares outperforming ETH over the following month. Hence, Bitmine repurchased 4.5 million shares of common stock in the past week, as Bitmine’s management team continues to view Bitmine shares as attractively valued,” continued Lee.

BITMINE · BMNR

3

# BMNR: Bitmine outperforms ETH post-large ETH upward moves

ETH beats QQQ
ETH less QQQ
1-month % change
+51
+15
ETH beats QQQ
+14
ETH beats QQQ
+25
BMNR less ETH
1-month % change
+10
+23
BMNR beats ETH
+1
+3
BMNR beats ETH
+11
???
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul

“This past week’s 4.5 million buyback brings our total common equity repurchases to over 16 million common shares. This buyback remains the largest ever executed by any Ethereum, Bitcoin or crypto DAT (Digital Asset Treasury),” continued Lee. Since July 1, 2026, Bitmine has repurchased 16.1 million shares of common stock under the previously authorized $4 billion share repurchase program.

“Over the past week, we acquired 10,399 ETH. Bitmine has bought ETH every week since the inception of the ETH Treasury Strategy on June 30, 2025,” stated Lee.

On July 16, 2026, Bitmine released the latest Chairman’s Message (link here) for July 2026. The title of the Message is “ETH is the cure for the Uncanny Valley of Wealth.”

Earlier in 2026, Bitmine launched MAVAN (the Made in American VAlidator Network), the institutional grade staking platform. While MAVAN was originally developed to support Bitmine’s own Ethereum treasury, MAVAN intends to expand to serve institutional investors, custodians, and ecosystem partners seeking best-in-class staking infrastructure. A portion of Bitmine’s ETH is already staked on the MAVAN platform.

As of August 2, 2026, Bitmine total staked ETH stands at 4,917,189 ($9.2 billion at $1,880 per ETH). “Bitmine has staked more ETH than other entities in the world. At scale (when Bitmine’s ETH is fully staked by MAVAN and its staking partners), the projected ETH staking reward is $291 million on an annualized basis (using 2.67% 7-day BMNR yield),” stated Lee.

BITMINE · BMNR

# STAKING: BMNR now staking over 4.9 million ETH as of Aug 2, 2026

# ETH Staked Over Time (Million)
0.41 0.66 1.26 1.84 2.01 2.90 2.90 3.04 3.04 3.04 3.04 3.04 3.14 3.14 3.33 3.33 3.33 3.70 4.36 4.71 4.71 4.71 4.72 4.72 4.72 4.72 4.88 4.88 4.92 4.92 4.92 4.92
5.80
6.03
Fully staked
96%
81%
Annualized Staking Revenue by Week ($ Million)
34 59 110 166 160 189 202 176 171 172 174 187 184 177 196 212 221 264 297 319 289 276 258 230 219 223 211 235 242 247 254 247
$291
$303
Fully staked
96%
81%
12/28 1/4 1/11 1/19 1/25 2/1 2/8 2/15 2/22 3/1 3/8 3/15 3/22 3/29 4/5 4/12 4/19 4/26 5/3 5/10 5/17 5/25 5/31 6/7 6/14 6/21 6/28 7/5 7/12 7/19 7/26 8/2 8/2*
Alchemy

Source: BitMine, Stats are calculated based on BMNR weekly press release.

“Annualized staking revenues are now projected at $247 million. And this 4.9 million ETH is 85% of the 5.8 million ETH held by Bitmine. Bitmine’s own staking operations generated a 7-day yield of 2.67% (annualized),” continued Lee.

Bitmine’s crypto holdings reign as the #1 Ethereum treasury and #2 global treasury, behind Strategy Inc. (NASDAQ: MSTR), which reportedly owns 843,775 BTC valued at approximately $57 billion. Bitmine remains the largest ETH treasury in the world.

Bitmine is one of the most widely traded stocks in the US. According to data from Fundstrat, the stock has traded average daily dollar volume of $698 million (5-day average, as of July 31, 2026), ranking #180 in the US, behind Schlumberger NV (rank #179) and ahead of Marsh & Mclennan (rank #181) among 5,704 US-listed stocks (statista.com and Fundstrat research).

BITMINE · BMNR

# ALCHEMY OF 5%: BMNR ranked #180 by 5D avg daily $ volume

| | | | | | |
|---|---|---|---|---|---|
| 177 | AXTI | AXT Inc | Technology | $3,954 | $720 |
| 178 | CMI | Cummins Inc | Industrials | $87,513 | $708 |
| 179 | SLB | Schlumberger NV | Energy | $73,599 | $705 |
| **180** | **BMNR** | **Bitmine Immersion T** | **Technology** | **$9,874** | **$698** |
| 181 | MMC | Marsh & McLennan Cos Inc | Financials | $90,522 | $696 |
| 182 | HWM | Howmet Aerospace Inc | Industrials | $112,934 | $692 |
| 183 | CMG | Chipotle Mexican Grill Inc | Discretionary | $47,743 | $692 |

Source: Fundstrat, FactSet. As of July 31, 2026.

Bitmine management believes the GENIUS Act and the Securities and Exchange Commission’s (SEC) Project Crypto are as transformational to financial services in 2026 as the US action on August 15, 1971, which ended the Bretton Woods system and took the U.S. dollar off the gold standard 54 years ago. This 1971 event was the catalyst for the modernization of Wall Street, creating the iconic Wall Street titans and financial and payment rails of today. These proved to be better investments than gold.

The Chairman’s message can be found here:

https://www.Bitminetech.io/chairmans-message

The Fiscal Full Year 2025 Earnings presentation and corporate presentation can be found here: https://Bitminetech.io/investor-relations/

To stay informed, please sign up at: https://Bitminetech.io/contact-us/

About Bitmine

Bitmine Immersion Technologies, Inc. (NYSE: BMNR) and its subsidiaries (“Bitmine” or the “Company”) is a blockchain technology infrastructure company operating across institutional digital asset staking and validation services, bitcoin mining, and strategic digital asset management. As the world’s leading Ethereum Treasury company, it implements an innovative digital asset strategy for institutional investors and public market participants. The Company provides institutional-grade staking and validation infrastructure—through which it earns staking rewards and validation income—alongside bitcoin mining activities. Bitmine holds digital assets strategically, generating yield on those holdings to support liquidity and capital formation. During 2025, the Company expanded its blockchain infrastructure capabilities, including developing and deploying MAVAN, its institutional staking and validation platform. The Company’s activities further include investments in early-stage blockchain opportunities (“moonshot” investments) and ancillary mining, hosting, and consulting services.

For additional details, follow on X:

https://x.com/bitmnr

https://x.com/fundstrat

Forward Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The statements in this press release that are not purely historical are forward-looking statements which involve risks and uncertainties. These forward-looking statements can be identified by terms such as “expects,” “projects,” “projected,” “intends,” “believes,” “anticipates,” “estimates,” and similar expressions. This document specifically contains forward-looking statements regarding: (i) the Company’s goals regarding ETH acquisition, including the “Alchemy of 5%” initiative and the statement that Bitmine is 96% of the way to this goal; (ii) the Company’s digital asset accumulation strategy and staking operations, including the statement that Bitmine has 4,917,189 staked ETH representing $9.2 billion, projected annualized ETH staking rewards of approximately $291 million (when Bitmine’s ETH is fully staked by MAVAN and its staking partners), and current projected annualized staking revenues of approximately $247 million; (iii) MAVAN’s intended expansion to serve institutional investors, custodians, and ecosystem partners seeking best-in-class staking infrastructure; (iv) the Company’s continued commitment to acquire ETH weekly under its ETH Treasury Strategy; (v) management’s belief that the GENIUS Act and SEC Project Crypto are as transformational to financial services as US action on August 15, 1971 ending Bretton Woods and the USD gold standard; (vi) expectations regarding the $4 billion share repurchase program and its accretive value to shareholders, including statements that Bitmine has executed the largest ever common stock buyback for any ETH or Bitcoin Digital Asset Treasury; (vii) management’s belief that sizable outperformance of ETH versus QQQ has typically been followed by Bitmine shares outperforming ETH and that Bitmine shares are attractively valued; (viii) statements regarding the Company’s investment in Eightco Holdings as providing indirect exposure to OpenAI; and (ix) the future growth and advancement of the Company’s Ethereum treasury strategy. In evaluating these forward-looking statements, you should consider various factors, including: Bitmine’s ability to keep pace with new technology and changing market needs; Bitmine’s ability to finance its current business, Ethereum treasury operations, share repurchase activities, and proposed future business; the competitive environment of Bitmine’s business; market conditions affecting the trading price of the Company’s common stock and Series A Preferred Stock; regulatory developments affecting digital assets, including the ultimate enactment and implementation of the GENIUS Act and other pending legislation and SEC initiatives; the volatility and unpredictability of digital asset prices; the performance, reliability, and security of the Company’s staking operations; risks related to AI systems and their impact on cryptocurrency markets; and the future value of Bitcoin and Ethereum. Actual future performance outcomes and results may differ materially from those expressed in forward-looking statements. Forward-looking statements are subject to numerous conditions, many of which are beyond Bitmine’s control, including those set forth in the Risk Factors section of Bitmine’s Form 10-K filed with the SEC on November 21, 2025, as well as all other SEC filings, as amended or updated from time to time. Copies of Bitmine’s filings with the SEC are available on the SEC’s website at www.sec.gov. Bitmine undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

SOURCE Bitmine Immersion Technologies, Inc.

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Marcy Simon

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